Exhibit 10.2

EXECUTION VERSION

JOINDER AGREEMENT

THIS JOINDER AGREEMENT, dated as of May 28, 2008 (the “Agreement”), to the Subsidiary Guaranty Agreement (as defined below) and the Pledge Agreement (as defined below) is entered into by and among CARROLS CORPORATION, a Delaware corporation (the “Borrower”), certain subsidiaries of the Borrower party hereto, CARROLS RESTAURANT GROUP, INC., a Delaware corporation (the “Parent”), CARROLS LLC, a Delaware limited liability company (the “New Subsidiary”) and Wachovia Bank, National Association, a national banking association, as administrative agent for the Lenders (the “Agent”) under the Loan Agreement referred to below.

Statement of Purpose

Reference is hereby made to the Loan Agreement dated as of March 9, 2007 (as amended by that certain First Amendment to Loan Agreement dated as of July 2, 2007 by and among the Borrower, certain subsidiaries of the Borrower party thereto, the lenders party thereto and the Agent, and as further amended, restated, supplemented or otherwise modified, the “Loan Agreement”) by and among the Borrower, the lenders who are or may become party thereto (the “Lenders”) and the Agent. In connection with the Loan Agreement, the Parent, the Borrower and certain of their respective Subsidiaries have entered into that certain pledge agreement dated as of March 9, 2007 (as amended, restated, supplemented or otherwise modified, the “Pledge Agreement”) and certain Subsidiaries of the Borrower have entered into that certain Subsidiary Guaranty Agreement dated as of March 9, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Subsidiary Guaranty Agreement”).

On May 13, 2008, the New Subsidiary became a Subsidiary of the Borrower. In connection therewith and pursuant to Section 8.9 of the Loan Agreement, (a) the New Subsidiary is required to execute, among other documents, this Agreement in order (i) to become an Obligor and a Subsidiary Guarantor under the Subsidiary Guaranty Agreement and (ii) to become an Issuer under the Pledge Agreement and (b) the Borrower, as Pledgor under the Pledge Agreement and owner of the Partnership/LLC Interests of the New Subsidiary, is required to execute, among other things, this Agreement, in order to confirm and reaffirm its pledge of one hundred percent (100%) of the Partnership/LLC Interests of the New Subsidiary.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

Section 1. Subsidiary Guaranty Agreement Supplement.

(a) The New Subsidiary hereby agrees that by execution of this Agreement it is a Subsidiary Guarantor under the Subsidiary Guaranty Agreement as if a signatory thereof on the Effective Date, and such New Subsidiary (i) shall comply with, and be subject to, and have the benefit of, all of the terms, conditions, covenants, agreements and obligations set forth in the Subsidiary Guaranty Agreement and (ii) hereby makes each representation and warranty set forth in the Subsidiary Guaranty Agreement.

(b) Each Obligor and the New Subsidiary hereby agrees that (i) each reference to an “Obligor” or “Obligors” in the Loan Agreement and the other Loan Documents shall include the New Subsidiary, (ii) each reference to a “Subsidiary Guarantor” or “Subsidiary Guarantors” in the Subsidiary Guaranty Agreement and the other Loan Documents shall include the New Subsidiary, and (iii) each reference to the “Guaranty”, “Guaranties”, “Subsidiary Guaranty Agreement” or “Subsidiary Guaranty” as used in the Loan Agreement, the Subsidiary Guaranty Agreement or the other Loan Documents shall mean the Subsidiary Guaranty Agreement as supplemented hereby.

Section 2. Pledge Agreement Supplement.

(a) Joinder to the Pledge Agreement.

(i) In order to secure the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations in accordance with the terms of the Loan Agreement and the other Loan Documents, the Borrower hereby (A) confirms and reaffirms the Security Interests in and to all of the Collateral of the Borrower granted to the Agent, for the ratable benefit of itself and the other Secured Parties, under the Pledge Agreement and (B) confirms and reaffirms that the Collateral of the Borrower includes one hundred percent (100%) of the Partnership/LLC Interests owned by the Borrower in the New Subsidiary (the “Additional Investment Property”).

(ii) The Security Interests are granted as security only and shall not subject the Agent or any Secured Party to, or transfer to the Agent or any Secured Party, or in any way affect or modify, any obligation or liability of the Borrower or the New Subsidiary with respect to any of the Additional Investment Property or any transaction in connection therewith.

(iii) Each Obligor (including the New Subsidiary) hereby agrees that by execution of this Agreement, the New Subsidiary is a party to the Pledge Agreement as if a signatory thereof as an Issuer on the Effective Date, and the New Subsidiary shall (A) comply with, and be subject to, and have the benefit of, all of the terms, covenants, conditions, agreements and obligations set forth in the Pledge Agreement and (B) hereby makes each representation and warranty set forth in the Pledge Agreement. Each Obligor (including the New Subsidiary) hereby agrees that each reference to an “Issuer” or the “Issuers” in the Pledge Agreement and the other Loan Documents shall include the New Subsidiary.

(iv) Each Obligor (including the New Subsidiary) hereby agrees that “Collateral” as used in the Pledge Agreement and the Loan Agreement shall include all Additional Investment Property pledged pursuant hereto, “Investment Property” and “Partnership/LLC Interests”, as applicable, as used therein shall include the Additional Investment Property pledged pursuant hereto and “Pledge Agreement” or “Agreement” as used therein shall mean the Pledge Agreement as supplemented hereby.

(b) Further Assurances. The Borrower and the New Subsidiary shall deliver to the Agent such certificates (if any) and other documents (including, without limitation, stock certificates and stock powers) and take such additional and further action as the Agent shall reasonably request in order to effectuate the terms hereof and the Pledge Agreement.

(c) Acknowledgement and Consent. The New Subsidiary hereby acknowledges receipt of a copy of the Pledge Agreement, the Subsidiary Guaranty Agreement and the other Loan Documents to which it is a party and agrees for the benefit of the Agent and the Secured Parties to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it.

(d) Schedules to the Loan Agreement and the Pledge Agreement. Attached hereto as Annex A is an updated Schedule 6.9 to the Loan Agreement and updated Schedules to the Pledge Agreement, as applicable, setting forth all information required to be provided therein with respect to the New Subsidiary (which information shall be deemed to have been provided as of the Effective Date).

Section 3. Conditions to Effectiveness. Upon the satisfaction of each of the following conditions, this Agreement shall be deemed to be effective as of the date hereof:

(a) the Agent shall have received counterparts of this Agreement executed by the Agent, the Borrower and the other Obligors (including the New Subsidiary);

(b) the Agent shall have received all certificated Partnership/LLC Interests of the New Subsidiary, if any, (including, without limitation, the Additional Investment Property) and any other agreement or document required to be delivered pursuant to this Agreement and the Pledge Agreement;

(c) the Agent shall have received a favorable opinion of counsel to the New Subsidiary, in form and substance satisfactory to the Agent, with respect to the New Subsidiary, this Agreement, the other Loan Documents to which the New Subsidiary is a party and such other matters as the Agent may reasonably request;

(d) the Agent shall have received a certificate of a responsible officer of the New Subsidiary certifying as to the incumbency and genuineness of the signature of each officer of the New Subsidiary executing Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (i) the Organizational Documents of the New Subsidiary and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of formation, (ii) resolutions duly adopted by the managers, sole member or other governing body of the New Subsidiary authorizing the transactions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (iii) certificates as of a recent date of the good standing of the New Subsidiary under the laws of its jurisdiction of formation;

(e) the Agent shall have received all certificates of insurance evidencing the existence of all insurance required to be maintained by the Borrower (including, without limitation, coverage of the New Subsidiary) by the Loan Agreement and the Security Documents, in each case in form and substance reasonably satisfactory to the Agent;

(f) the Agent shall have been reimbursed for all fees and reasonable out-of-pocket charges and other expenses incurred in connection with this Agreement (including, without limitation, the reasonable fees and disbursements of counsel for the Agent); and

(g) the Agent shall have received any other agreement or document reasonably requested by the Agent in connection with the execution of this Agreement.

Section 4. Reaffirmation of Security Documents. By its execution hereof, each Obligor hereby expressly (a) consents to the modifications set forth in this Agreement and (b) confirms and reaffirms its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.

Section 5. General Provisions.

(a) Representations and Warranties. By its execution hereof, the Borrower hereby certifies, represents and warrants to the Agent and the Lenders that:

(i) each of the representations and warranties set forth in the Loan Agreement and the other Loan Documents is true and correct in all material respects (except that to the extent that any such representation and warranty is qualified by materiality or material adverse effect, continued accuracy of such representation and warranty shall be in all respects) as of the date hereof as if fully set forth herein and no Default or Event of Default has occurred and is continuing as of the date hereof.

(ii) the Borrower and each of the other Obligors has the necessary power and authority and has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Agreement and each other document executed in connection herewith to which it is a party in accordance with their respective terms.

(iii) this Agreement and each other document executed in connection herewith has been duly executed and delivered by the duly authorized officers of the Borrower and each of the other Obligors, and each such document constitutes the legal, valid and binding obligation of the Borrower and each of the other Obligors, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency and other similar laws and judicial decisions affecting creditors’ rights generally and by general equitable principles.

(b) Limited Effect. Except as expressly provided herein, the Loan Agreement and each other Loan Document shall remain unmodified and in full force and effect. This Agreement shall not be deemed (i) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Loan Agreement or any other Loan Document, (ii) to prejudice any right or rights which the Agent or any Lender may now have or may have in the future under or in connection with the Loan Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended or modified from time to time, (iii) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Loan Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Agent, or any of them, under or with respect to any such documents or (iv) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Agent or any other Lender, on the other hand. References in the Loan Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, and “hereof”) and in any Loan Document to the “Loan Agreement” shall be deemed to be references to the Loan Agreement as modified hereby.

(c) Costs and Expenses. The Borrower and each other Obligor, jointly and severally, shall pay or reimburse the Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the administration of this Agreement and the other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent (including, without limitation, in connection with a Lien search (including a search as to judgments, pending, litigation and tax matters) made against the New Subsidiary under the Uniform Commercial Code (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the Uniform Commercial Code should be made to evidence or perfect security interests in all assets of the New Subsidiary, indicating among other things that the assets of such New Subsidiary are free and clear of any Lien (except Permitted Liens)).

(d) Counterparts; Integration; Effectiveness. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of this Agreement.

(e) Definitions. The following capitalized terms used and not defined herein shall have the meanings given thereto in the Subsidiary Guaranty Agreement: “Subsidiary Guarantor” and “Subsidiary Guarantors”. The following capitalized terms used and not defined herein shall have the meanings given thereto in the Pledge Agreement: “Investment Property”, “Issuer”, “Partnership/LLC Interests”, “Pledgor”, “Secured Parties” and “Security Interest”. All other capitalized terms used and not defined herein shall have the meanings given thereto in the Loan Agreement or the applicable Loan Document referred to therein.

(f) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE APPLICABLE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF the undersigned hereby causes this Agreement to be executed and delivered as of the date first above written.

NEW SUBSIDIARY:

CARROLS LLC, as a Subsidiary Guarantor and Issuer

By:	CARROLS CORPORATION, its sole member

By:	/s/ JOSEPH A. ZIRKMAN
Name:	Joseph A. Zirkman
Title:	Vice President

OBLIGORS:

CARROLS CORPORATION, as Borrower and Pledgor

By:	/s/ JOSEPH A. ZIRKMAN
Name:	Joseph A. Zirkman
Title:	Vice President

ACKNOWLEDGED AND AGREED:

CARROLS RESTAURANT GROUP, INC.
CARROLS REALTY HOLDINGS CORP.
CARROLS REALTY I CORP.
POLLO FRANCHISE, INC.
POLLO OPERATIONS, INC.
TACO CABANA, INC.
TC LEASE HOLDINGS III, V AND VI, INC.
T.C. MANAGEMENT, INC.
TP ACQUISITION CORP.

By:	/s/ JOSEPH A. ZIRKMAN
Name:	Joseph A. Zirkman
Title:	Vice President

GET REAL, INC.

By:	/s/ JULIO E. MURILLO
Name:	Julio E. Murillo
Title:	Vice President

[SIGNATURE PAGES CONTINUE]

[Joinder Agreement – Carrols Corporation]

TPAQ HOLDING CORPORATION

By:	/s/ JULIO E. MURILLO
Name:	Julio E. Murillo
Title:	Vice President

TEXAS TACO CABANA, L.P.

By:	T.C. Management, Inc., its General Partner

By:	/s/ JOSEPH A. ZIRKMAN
Name:	Joseph A. Zirkman
Title:	Vice President

[SIGNATURE PAGES CONTINUE]

[Joinder Agreement – Carrols Corporation]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ DENIS WALTRICH
Name:	Denis Waltrich
Title:	Vice President